Exhibit 10.1

August 28, 2015

Bank of America, N.A.,

as Agent

100 Federal Street

Boston, Massachusetts 02110

Re: Commitment Increase Acknowledgment

Ladies and Gentlemen:

Reference is hereby made to that certain Second Amended and Restated Loan Agreement, dated as of March 21, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among The Bon-Ton Department Stores, Inc., a Pennsylvania corporation (“Bon-Ton”), Carson Pirie Scott II, Inc., a Florida corporation (“CPS II”), Bon-Ton Distribution, LLC, an Illinois limited liability company (“Distribution”), McRIL, LLC, a Virginia limited liability company (“McRIL” and, together with Bon-Ton, CPS II, Distribution and any other person from time to time a borrower thereunder, collectively, the “Borrowers”), each of the other Obligors party thereto, the financial institutions party thereto from time to time as lenders (collectively, the “Lenders”), Bank of America, N.A., a national banking association (“Bank of America”), as administrative agent for the Lenders (in such capacity, the “Agent”), Bank of America and General Electric Capital Corporation (“GE Capital”), acting as co-collateral agents (in such capacity, the “Co-Collateral Agents”), and the other parties thereto.  Any capitalized term used herein and not defined shall have the meaning assigned to it in the Loan Agreement.

Pursuant to Section 2.4 of the Loan Agreement, the Borrower Agent has requested that the Tranche A Revolver Commitments be increased from $575,000,000 to $650,000,000 from and after the date hereof (the “Increase Effective Date”).

To facilitate such increase in the aggregate Tranche A Revolver Commitments, each of the undersigned hereby confirms that it has agreed to increase its Tranche A Revolver Commitment by the amount shown opposite its name on Exhibit A attached hereto from and after the Increase Effective Date.

Each of the Borrowers, the Guarantors, the undersigned and the Agent hereby acknowledge and agree that (a) each of the undersigned, in its capacity as an Increasing Lender, shall, from and after the Increase Effective Date, have a Tranche A Revolver Commitment under the Loan Agreement in the amount shown opposite its name on Exhibit B attached hereto, (b) as of the Increase Effective Date, after giving effect to the Tranche A Revolver Commitment of the Increasing Lender, the aggregate Tranche A Revolver Commitments shall be $650,000,000, (c) as of the Increase Effective Date, Schedule 1.1(a) (Commitments of Lenders) to the Loan Agreement shall be replaced by Schedule 1.1(a) (Commitments of Lenders) attached hereto as Exhibit B, and (d) the

Increase Effective Date shall be deemed to be the Increase Effective Date referred to in Section 2.4 of the Loan Agreement.

Each of the Borrowers and Guarantors hereby represent and warrant to each of the undersigned that, before and after giving effect to the increase contemplated hereunder, (a) the representations and warranties contained in Section 9 of the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of hereof, the representations and warranties contained in Section 9.1.8 of the Loan Agreement shall be deemed to refer to the most recent statements furnished to Agent under the Loan Agreement, and (b) no Default or Event of Default has occurred and is continuing.

As a condition to the effectiveness of the transactions contemplated under this letter agreement, the Borrowers shall deliver to the Agent, each of the officer’s certificates required pursuant to Section 2.4.2 of the Loan Agreement.

Upon the request of any Increasing Lender, the Borrowers shall issue an amended and restated Tranche A Revolver Note payable to the order of such Increasing Lender in a principal amount equal to the amount of its new Tranche A Revolver Commitment.

This letter agreement shall be considered a Loan Document under the Loan Agreement.

This letter agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This letter agreement may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this letter agreement by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart of this letter agreement.  This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York.

[Remainder of Page Left Intentionally Blank]

Very truly yours,

INCREASING LENDERS:

BANK OF AMERICA, N.A.

By:	/s/Andrew Cerussi
Name:	Andrew Cerussi
Title:	Director

GE ASSET BASED MASTER NOTE LLC

By:	/s/Charles D. Chiodo
Name:	Charles D. Chiodo
Title:	Duly Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Michael Stavrakos
Name:	Michael Stavrakos
Title:	Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Carol Anderson
Name:	Carol Anderson
Title:	Vice President

PNC BANK NATIONAL ASSOCIATION

By:	/s/ Brandon Schmoyer
Name:	Brandon Schmoyer
Title:	Officer

TD BANK, N.A.

By:	/s/ Stephen A. Caffrey
Name:	Stephen A. Caffrey
Title:	Vice President

Acknowledged and consented to as of the date first set forth above

BANK OF AMERICA, N.A.,
as Agent

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Director

Acknowledged and agreed to as of the date first set forth above

BORROWERS:

THE BON-TON DEPARTMENT STORES, INC.

By:	/s/ Timothy M. Strickler
Name:	Timothy M. Strickler
Title:	Senior Vice President — Corporate Controller & Treasurer

CARSON PIRIE SCOTT II, INC.

By:	/s/ Timothy M. Strickler
Name: Timothy M. Strickler
Title: Senior Vice President — Corporate Controller & Treasurer

BON-TON DISTRIBUTION, LLC

By:	/s/ Timothy M. Strickler
Name: Timothy M. Strickler
Title: Senior Vice President — Corporate Controller & Treasurer

MCRIL, LLC

By:	/s/ Timothy M. Strickler
Name:	Timothy M. Strickler
Title:	Senior Vice President — Corporate Controller & Treasurer

OTHER OBLIGORS:

THE BON-TON STORES, INC.

By:	/s/ Timothy M. Strickler
Name: Timothy M. Strickler
Title: Senior Vice President — Corporate Controller & Treasurer

THE BON-TON GIFTCO, LLC

By:	/s/ Timothy M. Strickler
Name: Timothy M. Strickler
Title: President and Treasurer

EXHIBIT A

COMMITMENT INCREASE AMOUNTS

Increasing Lender	Increase in Tranche A Revolver Commitment
Total	$75,000,000.00

The allocation of Commitments has been determined by the Agent as of the Closing Date.

EXHIBIT B

Schedule 1.1(a)

Commitments of Lenders

Lenders	Tranche A Revolver Commitments	Tranche A-1 Revolver Commitments
Total	$650,000,000.00	$100,000,000.00

The allocation of Commitments has been determined by the Agent on the Closing Date.